NEWS RELEASE

Contacts:

Marybeth Thorsgaard	Jeff Warren
Public Relations	Investor Relations
763-505-2644	763-505-2696
FOR IMMEDIATE RELEASE
MEDTRONIC ANNUAL REVENUE UP 10 PERCENT TO $13.515 BILLION
Fourth Quarter Revenue up 18 Percent to $3.860 Billion
•	Fourth Quarter ICD Revenue of $806 Million

•	Successful U.S. Launch of the Endeavor® Drug-Eluting Stent Drives Fourth Quarter Worldwide Stent Revenue of $251 Million

•	Double Digit Fourth Quarter Revenue Growth in Spinal (35%), CardioVascular (22%), Neuromodulation (17%), Diabetes (20%), and ENT (18%) Businesses

•	Fourth Quarter Revenue Growth Outside the United States of 22%
MINNEAPOLIS — May 20, 2008 — Medtronic, Inc. (NYSE: MDT) today announced financial results for its fiscal year and fourth quarter ended April 25, 2008.
Medtronic recorded fiscal year 2008 revenue of $13.515 billion, a 10 percent increase over the $12.299 billion in fiscal year 2007. Currency translation had a positive impact of $400 million for fiscal year 2008. As reported, fiscal year 2008 net earnings were $2.231 billion, or $1.95 per diluted share. As detailed in the attached table, adjusting for special, restructuring, certain litigation and purchased in-process research and development (IPR&D) charges, non-GAAP net earnings and diluted earnings per share were $2.973 billion and $2.60, respectively.
Fiscal fourth quarter revenue increased 18 percent to $3.860 billion from the $3.280 billion reported a year ago. Currency translation had a positive impact of $160 million in the fourth quarter. As reported, fourth quarter net earnings were $812 million, or $0.72 per diluted share. As detailed in the attached table, adjusting for restructuring and IPR&D charges, fourth quarter net earnings and diluted earnings per share on a non-GAAP basis were $884 million and $0.78, respectively.

“Medtronic had a strong close to the year,” said Bill Hawkins, Medtronic president and chief executive officer. “The stabilization of the ICD market, the launch of our Endeavor drug-eluting stent and strong performance in virtually every business and geography provides positive momentum as we begin our new fiscal year.”
Revenue outside the United States of $5.179 billion for the fiscal year grew 18 percent driven by strong revenue growth in all major geographic areas.
Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” not on a constant currency basis. References to quarterly figures increasing or decreasing are in comparison to the fourth quarter of fiscal year 2007.
Cardiac Rhythm Disease Management
Cardiac Rhythm Disease Management annual revenue of $4.963 billion increased 2 percent and fourth quarter revenue of $1.363 billion increased 6 percent, driven by balanced growth across both the high power and low power product lines. Implantable Cardioverter Defibrillator (ICD) annual revenue of $2.897 billion decreased 1 percent. Fourth quarter ICD revenue of $806 million increased 5 percent. Worldwide annual pacing revenue of $2.008 billion increased 6 percent. Fourth quarter pacing revenue of $540 million increased 7 percent driven by strong implant trends.
Spinal
Spinal annual revenue of $2.982 billion increased 23 percent and fourth quarter revenue of $869 million increased 35 percent, driven by $298 million and $150 million, respectively, in Kyphon revenue. Strong performance in Biologics continued again this quarter with growth of 16 percent. The impact of Kyphon and Biologics offset continued competitive pressures on Core Spinal products in the United States.
CardioVascular
CardioVascular annual revenue of $2.131 billion increased 12 percent and fourth quarter revenue of $643 million increased 22 percent. Coronary stent annual revenue of $710 million increased 27 percent for the year and quarterly revenue increased 56 percent. Growth was driven by the successful launch of the Endeavor drug-eluting stent in the U.S. market in the fourth quarter.

Endovascular annual revenue of $285 million increased 10 percent for the year and quarterly revenue increased 6 percent, driven by the strong performance of the thoracic product line. During the quarter the Talent™ AAA Stent Graft received FDA approval and enrollment of the CE mark trial of the Endurant™ next-generation abdominal stent graft was completed outside the United States.
Neuromodulation
Neuromodulation annual revenue of $1.311 billion increased 11 percent and fourth quarter revenue of $381 million increased 17 percent. Adjusting for the impact of the divestitures of the diagnostics related product lines last fiscal year, the Neuromodulation business grew 15 percent annually and 22 percent for the quarter. The increase in annual and quarterly revenue was driven by growth in Neuro Implantables, which is comprised of products for pain management and movement disorders. Pain Management, including implantable neurostimulation and drug-delivery systems, generated annual revenue of $661 million, increasing 14 percent for the year. Pain Management revenue for the quarter increased 20 percent attributable to the launch of RestoreULTRA™ during the quarter. The movement disorders product lines grew 16 percent for the year and 23 percent for the quarter, driven by the continued adoption of the Activa® therapy for Parkinson’s disease. Adjusting for the impact of the divestitures of the gastroenterology and urology diagnostics related product lines last year, gastroenterology and urology annual revenue of $242 million grew 22 percent for the year and quarterly revenue showed strong growth, driven by revenue from the InterStim™ product line for the treatment of overactive bladder.
Diabetes
Diabetes annual revenue of $1.019 billion increased 18 percent and fourth quarter revenue of $275 million increased 20 percent. Fourth quarter results were driven by the continued success of the Paradigm® REAL-Time system. This particularly benefited sales growth in international markets, where this system had not yet been fully launched in the prior year, and increased demand for the transmitters and continuous glucose monitoring (CGM) sensors required to utilize the system’s CGM functionality.
Ear, Nose and Throat (ENT)
ENT annual revenue of $780 million increased 17 percent and fourth quarter revenue of $228 million increased 18 percent driven by the successful launch of Fusion, an advanced image guidance surgery system to facilitate sinus surgeries. Nerve monitoring in the United States, and power systems and nerve monitoring disposables outside the United States continued to contribute to strong revenue growth for the year. Medtronic recently announced the integration of its surgical navigation franchise into the ENT business and in order to reflect the expanding scope and focus of this business, the name will change this quarter to Surgical Technologies.
Physio-Control
Physio-Control reported annual revenue of $329 million and fourth quarter revenue of $101 million, a decrease of 15 percent and an increase of 46 percent, respectively. The annual decrease was due to the January 2007 voluntary suspension of U.S. product shipments to address quality system issues at its Redmond, Wash., facility. Recently, Medtronic announced it had reached an agreement on a consent decree with the FDA outlining actions to be taken to resume unrestricted distribution.
In closing Hawkins said, “We continue to identify and execute on a broad set of restructuring and cost reduction initiatives that will allow us to fund new products, serve more patients and generate leveraged earnings growth. Our financial strength will allow us to generate increasingly significant capital and we will focus on continuing to strike the right balance between reinvesting for growth and returning capital to our shareholders.”
Webcast Information
Medtronic will host a webcast today, May 20 at 8 a.m. EDT (7 a.m. CDT), to provide information about its businesses for the public, analysts and news media. This quarterly webcast can be accessed by clicking on the Investor Relations link on the Medtronic home page at www.medtronic.com. This earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Presentations and Transcripts” section of the Investor Relations homepage.
About Medtronic
Medtronic, Inc., headquartered in Minneapolis, is the world’s leading medical technology company, alleviating pain, restoring health and extending life for people with chronic disease. Its Internet address is www.medtronic.com
This press release contains forward-looking statements which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation, general economic conditions and other risks and uncertainties described in Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 27, 2007. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements.
-end-

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — WORLD WIDE
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$1,149	$1,252	$1,186	$1,291	$4,876	$1,235	$1,148	$1,218	$1,363	$4,963
Pacing Systems	460	473	458	504	1,895	494	495	478	540	2,008
Defibrillation Systems	673	764	711	770	2,917	726	639	726	806	2,897
Other	16	15	17	17	64	15	14	14	17	58

SPINAL	$575	$599	$598	$643	$2,417	$644	$660	$808	$869	$2,982
Core Spinal	412	421	426	452	1,713	454	462	455	498	1,869
Biologics	163	178	172	191	704	190	198	206	221	815
Kyphon Business	—	—	—	—	—	—	—	147	150	298

CARDIOVASCULAR	$448	$455	$478	$528	$1,909	$486	$490	$512	$643	$2,131
Coronary Stents	120	132	148	161	560	152	149	157	251	710
Other Coronary/Peripheral	99	92	92	100	386	95	96	103	116	408
Endovascular	61	63	64	72	259	69	70	70	76	285
Revasc & Surgical Therapies	100	98	105	114	417	102	105	109	115	431
Structural Heart Disease	68	70	69	81	287	68	70	73	85	297

NEUROMODULATION	$276	$291	$290	$326	$1,183	$289	$321	$320	$381	$1,311
Neuro Implantables	226	238	233	265	962	237	264	260	308	1,069
Gastroenterology & Urology	50	53	57	61	221	52	57	60	73	242

DIABETES	$196	$212	$226	$229	$863	$241	$246	$258	$275	$1,019

SURGICAL TECHNOLOGIES	$152	$155	$165	$194	$666	$172	$185	$195	$228	$780
Core Ear, Nose and Throat (ENT)	65	65	69	77	278	75	75	81	92	323
Neurologic Technologies	63	64	65	70	261	69	74	73	82	298
Navigation	24	26	31	47	127	28	36	41	54	159

PHYSIO-CONTROL	$101	$111	$105	$69	$385	$60	$74	$94	$101	$329

TOTAL	$2,897	$3,075	$3,048	$3,280	$12,299	$3,127	$3,124	$3,405	$3,860	$13,515

ADJUSTMENTS :

CURRENCY (1)	$6	$32	$55	$71	$166	$49	$73	$117	$160	$400

COMPARABLE OPERATIONS (1)	$2,891	$3,043	$2,993	$3,209	$12,133	$3,078	$3,051	$3,288	$3,700	$13,115

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note:	The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — US
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$733	$807	$737	$773	$3,048	$754	$679	$726	$765	$2,922
Pacing Systems	228	244	220	240	931	244	237	218	242	940
Defibrillation Systems	495	554	507	525	2,082	504	434	502	515	1,955
Other	10	9	10	8	35	6	8	6	8	27

SPINAL	$480	$505	$502	$531	$2,019	$530	$540	$642	$683	$2,395
Core Spinal	322	333	335	349	1,340	349	352	341	363	1,405
Biologics	158	172	167	182	679	181	188	195	208	772
Kyphon Business	—	—	—	—	—	—	—	106	112	218

CARDIOVASCULAR	$170	$174	$173	$189	$707	$167	$173	$165	$256	$761
Coronary Stents	9	12	17	22	61	20	21	20	98	158
Other Coronary/Peripheral	37	36	29	30	130	24	24	26	28	104
Endovascular	33	35	34	37	140	35	37	31	35	138
Revasc & Surgical Therapies	52	51	53	56	213	49	52	49	51	200
Structural Heart Disease	39	40	40	44	163	39	39	39	44	161

NEUROMODULATION	$196	$215	$207	$226	$844	$201	$239	$227	$262	$929
Neuro Implantables	157	173	164	180	674	160	192	180	207	738
Gastroenterology & Urology	39	42	43	46	170	41	47	47	55	191

DIABETES	$140	$154	$164	$158	$616	$163	$170	$170	$176	$681

SURGICAL TECHNOLOGIES	$104	$105	$112	$126	$447	$112	$120	$124	$141	$497
Core Ear, Nose and Throat (ENT)	43	44	47	49	183	48	47	51	56	201
Neurologic Technologies	44	44	44	47	179	45	50	48	52	195
Navigation	17	17	21	30	85	19	23	25	33	101

PHYSIO-CONTROL	$60	$73	$62	$24	$219	$21	$37	$44	$49	$151

TOTAL	$1,883	$2,033	$1,957	$2,027	$7,900	$1,948	$1,958	$2,098	$2,332	$8,336

ADJUSTMENTS :

CURRENCY	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$1,883	$2,033	$1,957	$2,027	$7,900	$1,948	$1,958	$2,098	$2,332	$8,336

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenues may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
REVENUE BY OPERATING SEGMENT — INTERNATIONAL
(Unaudited)
($ millions)

	FY 07	FY 07	FY 07	FY 07	FY 07	FY 08	FY 08	FY 08	FY 08	FY 08
	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total

REPORTED REVENUE :

CARDIAC RHYTHM DISEASE MANAGEMENT	$416	$445	$449	$518	$1,828	$481	$469	$492	$598	$2,041
Pacing Systems	232	229	238	264	964	250	258	260	298	1,068
Defibrillation Systems	178	210	204	245	835	222	205	224	291	942
Other	6	6	7	9	29	9	6	8	9	31

SPINAL	$95	$94	$96	$112	$398	$114	$120	$166	$186	$587
Core Spinal	90	88	91	103	373	105	110	114	135	464
Biologics	5	6	5	9	25	9	10	11	13	43
Kyphon Business	—	—	—	—	—	—	—	41	38	80

CARDIOVASCULAR	$278	$281	$305	$339	$1,202	$319	$317	$347	$387	$1,370
Coronary Stents	111	120	131	139	499	132	128	137	153	552
Other Coronary/Peripheral	62	56	63	70	256	71	72	77	88	304
Endovascular	28	28	30	35	119	34	33	39	41	147
Revasc & Surgical Therapies	48	47	52	58	204	53	53	60	64	231
Structural Heart Disease	29	30	29	37	124	29	31	34	41	136

NEUROMODULATION	$80	$76	$83	$100	$339	$88	$82	$93	$119	$382
Neuro Implantables	69	65	69	85	288	77	72	80	101	331
Gastroenterology & Urology	11	11	14	15	51	11	10	13	18	51

DIABETES	$56	$58	$62	$71	$247	$78	$76	$88	$99	$338

SURGICAL TECHNOLOGIES	$48	$50	$53	$68	$219	$60	$65	$71	$87	$283
Core Ear, Nose and Throat (ENT)	22	21	22	28	95	27	28	30	36	122
Neurologic Technologies	19	20	21	23	82	24	24	25	30	103
Navigation	7	9	10	17	42	9	13	16	21	58

PHYSIO-CONTROL	$41	$38	$43	$45	$166	$39	$37	$50	$52	$178
TOTAL	$1,014	$1,042	$1,091	$1,253	$4,399	$1,179	$1,166	$1,307	$1,528	$5,179

ADJUSTMENTS :

CURRENCY (1)	$6	$32	$55	$71	$166	$49	$73	$117	$160	$400

COMPARABLE OPERATIONS (1)	$1,008	$1,010	$1,036	$1,182	$4,233	$1,130	$1,093	$1,190	$1,368	$4,779

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.
Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended		Twelve months ended
	April 25, 2008	April 27, 2007	April 25, 2008	April 27, 2007
Net sales	$3,860	$3,280	$13,515	$12,299

Costs and expenses:
Cost of products sold:
Cost of products sold before restructuring charges	941	858	3,442	3,160
Restructuring charges	4	8	4	8

Total cost of products sold	945	866	3,446	3,168
Research and development expense	349	327	1,275	1,239
Selling, general, and administrative expense	1,296	1,095	4,707	4,153
Special charges	—	98	78	98
Restructuring charges	27	28	41	28
Certain litigation charges	—	—	366	40
Purchased in-process research and development (IPR&D) charges	47	—	390	—
Other expense, net	188	52	436	212
Interest expense/(income), net	5	(41)	(109)	(154)

Total costs and expenses	2,857	2,425	10,630	8,784

Earnings before income taxes	1,003	855	2,885	3,515

Provision for income taxes	191	43	654	713

Net earnings	$812	$812	$2,231	$2,802

Earnings per share:
Basic	$0.72	$0.71	$1.97	$2.44

Diluted	$0.72	$0.70	$1.95	$2.41

Weighted average shares outstanding:
Basic	1,122.3	1,147.1	1,130.7	1,149.7
Diluted	1,130.4	1,159.8	1,142.1	1,161.8

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Three months ended		Three months ended
	April 25, 2008		April 27, 2007
Net earnings, as reported	$812		$812
Special charges	—		59	(c)
Restructuring charges	22	(a)	25	(d)
IPR&D charges	50	(b)	—
Discrete tax adjustments	—		(129)	(e)

Non-GAAP net earnings	$884		$767

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Three months ended		Three months ended
	April 25, 2008		April 27, 2007
Diluted EPS, as reported	$0.72		$0.70
Special charges	—		0.05	(c)
Restructuring charges	0.02	(a)	0.02	(d)
IPR&D charges	0.04	(b)	—
Discrete tax adjustments	—		(0.11)	(e)

Non-GAAP diluted EPS	$0.78		$0.66

(a)	The $22 million ($0.02 per share) after-tax restructuring charge is related to a global realignment initiative that the Company began in the fourth quarter of fiscal year 2008. This initiative focuses on shifting resources to those areas where the Company has the greatest opportunities for growth and attempts to streamline operations to drive operating leverage. The global realignment initiative impacts most businesses and certain Corporate functions. The Company recorded $3 million of the $22 million after-tax expense within Cost of Products Sold related to inventory write-offs and asset impairments associated with these restructuring activities. In addition to disclosing restructuring charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $50 million ($0.04 per share) after-tax IPR&D charge represents the cumulative impact of pre-tax charges of $42 million ($47 million after tax) related to the acquistion of NDI Medical, Inc., a development stage company, and $5 million ($3 million after tax) related to the purchase of certain intellectual property. In each case the assets purchased had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. These IPR&D charges resulted from facts and circumstances that vary in frequency and/or impact on continuing operations. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $59 million ($0.05 per share) after-tax special charge is related to the impairment charges recognized on $29 million ($48 million pre-tax) of intangible assets associated with the acquisition of Transneuronix, Inc. (TNI) and $30 million ($50 million pre-tax) of intangible assets associated with the acquisition of Angiolink. TNI and Angiolink were acquired in the first quarter of fiscal year 2006 and the third quarter of fiscal year 2005, respectively. In the fourth quarter of fiscal year 2007, inadequate clinical results and resulting delays in product development have caused us to conclude that the carrying value of these intangible assets were impaired. In addition to disclosing special charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $25 million ($0.02 per share) after-tax restructuring charge is related to restructuring initiatives that the Company began in the fourth quarter of fiscal 2007. These initiatives were designed to drive manufacturing efficiencies in our CardioVascular business, downsize our Physio-Control business due to our voluntary suspension of U.S. shipments, and rebalance resources within our Cardiac Rhythm Disease Management (CRDM) business to reflect the market dynamics. The Company recorded $5 million of the $25 million after-tax expense within Cost of Products Sold related to inventory write-offs and asset impairments associated with these restructuring activities. In addition to disclosing restructuring charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(e)	The $129 million ($0.11 per share) discrete tax adjustment represents a tax benefit associated with the settlement reached in the fourth quarter of fiscal year 2007 with the U.S. Internal Revenue Service with respect to their review of the Company’s fiscal year 2003 and 2004 domestic income tax returns and the resolution of competent authority issues for fiscal years 1992 through 2000. In addition to disclosing the provision for income taxes that is determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this discrete tax adjustment. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations, specifically the effective tax rate. Medtronic management eliminates this discrete tax adjustment when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS
TO CONSOLIDATED NON-GAAP NET EARNINGS
(Unaudited)
(in millions, except per share data)

	Twelve months ended		Twelve months ended
	April 25, 2008		April 27, 2007
Net earnings, as reported	$2,231		$2,802
Special charges	47	(a)	59	(e)
Restructuring charges	33	(b)	25	(f)
Certain litigation charges	274	(c)	40	(g)
IPR&D charges	388	(d)	—
Discrete tax adjustments	—		(129)	(h)

Non-GAAP net earnings	$2,973		$2,797

MEDTRONIC, INC.
RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS
TO CONSOLIDATED NON-GAAP DILUTED EPS
(Unaudited)

	Twelve months ended		Twelve months ended
	April 25, 2008		April 27, 2007
Diluted EPS, as reported	$1.95		$2.41
Special charges	0.04	(a)	0.05	(e)
Restructuring charges	0.03	(b)	0.02	(f)
Certain litigation charges	0.24	(c)	0.04	(g)
IPR&D charges	0.34	(d)	—
Discrete tax adjustments	—		(0.11)	(h)

Non-GAAP diluted EPS	$2.60		$2.41

(a)	The $47 million ($0.04 per share) after-tax ($78 million pre-tax) special charge is related to impairment charges recognized on intangible assets associated with our benign prostatic hyperplasia product line acquired in fiscal year 2002. In the third quarter of fiscal year 2008, after carefully evaluating the development of the market relative to our original assumptions and analyzing our estimated future cash flows utilizing this technology, we determined that the carrying value of these intangible assets was impaired and a write-down was necessary. In addition to disclosing special charges that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(b)	The $33 million ($0.03 per share) after-tax restructuring charge is related to restructuring initiatives that the Company began in the fourth quarter of fiscal year 2007 and the fourth quarter of fiscal year 2008. The fourth quarter fiscal year 2007 initiatives were designed to drive manufacturing efficiencies in our CardioVascular business, downsize our Physio-Control business due to our voluntary suspension of U.S. shipments, and rebalance resources within our Cardiac Rhythm Disease Management (CRDM) business to reflect the market dynamics. As a continuation of our fiscal year 2007 initiatives, in the first quarter of fiscal year 2008 the Company recognized $11 million after-tax expense associated with compensation and early retirement benefits provided to employees whose employment terminated with the Company in the first quarter of fiscal year 2008 which could not be accrued in the fourth quarter of fiscal year 2007. The fourth quarter fiscal year 2008 restructuring charge of $22 million after-tax is related to a global realignment initiative. This initiative focuses on shifting resources to those areas where the Company has the greatest opportunities for growth and attempts to streamline operations to drive operating leverage. The global realignment initiative impacts most businesses and certain Corporate functions. The Company recorded $3 million of the $22 million after-tax expense within Cost of Products Sold related to inventory write-offs and asset impairments associated with the global realignment initiative. In addition to disclosing restructuring charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(c)	The $274 million ($0.24 per share) after-tax certain litigation charges are related to a $123 million ($121 million after-tax) settlement of certain lawsuits relating to the Marquis line of implantable cardioverter defibrillators that were subject to a field action announced on February 11, 2005 and a $243 million ($153 million after-tax) reserve associated with litigation with Cordis Corporation, a subsidiary of Johnson & Johnson, that originated in October 1997. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(d)	The $388 million ($0.34 per share) after-tax IPR&D charges represent the cumulative impact of several events which took place throughout the fiscal year including:
-$290 million ($290 million after-tax) allocated to in-process technology acquired in the acquisition of Kyphon Inc. which was recorded in the third quarter of fiscal year 2008;
-$42 million ($47 million after-tax) related to the acquisition of NDI Medical, Inc., a development stage company which was recorded in the fourth quarter of fiscal year 2008;
-$20 million ($24 million after-tax) related to the acquisition of Setagon, Inc., a development stage company which was recorded in the third quarter of fiscal year 2008;
-$25 million ($18 million after-tax) related to a milestone payment associated with a royalty bearing, non-exclusive patent cross-licensing agreement with NeuroPace, Inc. that the Company entered into in the first quarter of fiscal year 2006 which was recorded in the first quarter of fiscal year 2008; and
-$13 million ($9 million after-tax) for the purchase of certain intellectual property which took place in the first and fourth quarter of fiscal year 2008.
In each of the above events the assets purchase had not yet reached technological feasibility and had no future alternative use. In addition to disclosing IPR&D charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these IPR&D charges. These IPR&D charges resulted from facts and circumstances that vary in frequency and/or impact on continuing operations. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these IPR&D charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.
(e)	The $59 million ($0.05 per share) after-tax special charge is related to the impairment charges recognized on $29 million ($48 million pre-tax) of intangible assets associated with the acquisition of Transneuronix, Inc. (TNI) and $30 million ($50 million pre-tax) of intangible assets associated with the acquisition of Angiolink. TNI and Angiolink were acquired in the first quarter of fiscal year 2006 and the third quarter of fiscal year 2005, respectively. In the fourth quarter of fiscal year 2007, inadequate clinical results and resulting delays in product development caused us to conclude that the carrying value of these intangible assets were impaired. In addition to disclosing special charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these special charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these special charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(f)	The $25 million ($0.02 per share) after-tax restructuring charge is related to restructuring initiatives that the Company began in the fourth quarter of fiscal year 2007. These initiatives were designed to drive manufacturing efficiencies in our CardioVascular business, downsize our Physio-Control business due to our voluntary suspension of U.S. shipments, and rebalance resources within our CRDM business to reflect the market dynamics. The Company recorded $5 million of the $25 million after-tax expense within Cost of Products Sold related to inventory write-offs and asset impairments associated with these restructuring activities. In addition to disclosing restructuring charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(g)	The $40 million ($0.04 per share) after-tax certain litigation charge is related to the settlement agreement reached with the U.S. Department of Justice which requires the government to seek dismissal of two qui tam civil suits pending against Medtronic. In addition to disclosing certain litigation charges that are determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

(h)	The $129 million ($0.11 per share) discrete tax adjustment represents a tax benefit associated with the settlement reached in the fourth quarter of fiscal year 2007 with the U.S. Internal Revenue Service with respect to their review of the Company’s fiscal year 2003 and 2004 domestic income tax returns and the resolution of competent authority issues for fiscal years 1992 through 2000. In addition to disclosing the provision for income taxes that is determined in accordance with GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this discrete tax adjustment. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations, specifically the effective tax rate. Medtronic management eliminates this discrete tax adjustment when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
RECONCILIATION OF NEUROMODULATION GAAP REVENUE AND REVENUE GROWTH
TO NON-GAAP REVENUE AND REVENUE GROWTH
(Unaudited)
(in millions)

	Three months ended	Three months ended		Percentage
	April 25, 2008	April 27, 2007		Change

Neuromodulation revenue, as reported	$381	$326		17%

Diagnostics product portfolio revenue	—	(13	)(a)	N/A

Neuromodulation revenue, adjusted	$381	$313		22%

MEDTRONIC, INC.
RECONCILIATION OF NEUROMODULATION GAAP REVENUE AND REVENUE GROWTH
TO NON-GAAP REVENUE AND REVENUE GROWTH
(Unaudited)
(in millions)

	Twelve months ended		Twelve months ended		Percentage
	April 25, 2008		April 27, 2007		Change

Neuromodulation revenue, as reported	$1,311		$1,185		11%

Diagnostics product portfolio revenue	(6	)(b)	(51	)(c)	-88%

Neuromodulation revenue, adjusted	$1,305		$1,134		15%

MEDTRONIC, INC.
RECONCILIATION OF GASTROENTEROLOGY AND UROLOGY GAAP REVENUE AND REVENUE GROWTH
TO NON-GAAP REVENUE AND REVENUE GROWTH
(Unaudited)
(in millions)

	Twelve months ended	Twelve months ended		Percentage
	April 25, 2008	April 27, 2007		Change

Gastroenterology and Urology revenue, as reported	$242	$221		10%

Gastroenterology and Urology diagnostics product portfolio revenue	—	(23	)(d)	N/A

Gastroenterology and Urology revenue, adjusted	$242	$198		22%

(a)	In the third quarter of fiscal year 2007, we divested our Urology diagnostics product line and in the first quarter of fiscal year 2008 we completed the divestiture of our Gastroenterology and Neurological diagnostics products lines. The $13 million represents the revenue earned by these product lines. In addition to disclosing revenue and growth rates that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this diagnostics product portfolio revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

(b)	In the third quarter of fiscal year 2007, we divested our Urology diagnostics product line and in the first quarter of fiscal year 2008 we completed the divestiture of our Gastroenterology and Neurological diagnostics products lines. The $6 million represents the revenue earned by these product lines. In addition to disclosing revenue and growth rates that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this diagnostics product portfolio revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

(c)	In the third quarter of fiscal year 2007, we divested our Urology diagnostics product line and in the first quarter of fiscal year 2008 we completed the divestiture of our Gastroenterology and Neurological diagnostics products lines. The $51 million represents the revenue earned by the these product lines. In addition to disclosing revenue and growth rates that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this diagnostics product portfolio revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

(d)	In the third quarter of fiscal year 2007, we divested our Urology diagnostics product line and in the first quarter of fiscal year 2008 we completed the divestiture of our Gastroenterology diagnostics product lines. The $23 million represents the revenue earned by the these product lines. In addition to disclosing revenue and growth rates that are determined in accordance with U.S. generally accepted accounting principles (GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this diagnostics product portfolio revenue from these metrics. Management believes that the resulting non-GAAP financial measures provide useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates this revenue when evaluating the operating performance of the Company. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similar measures presented by other companies.

MEDTRONIC, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	April 25,	April 27,
	2008	2007
	(in millions)
ASSETS

Current assets:
Cash and cash equivalents	$1,060	$1,256
Short-term investments	553	1,822
Accounts receivable, less allowances of $99 and $160, respectively	3,287	2,737
Income tax receivable	73	—
Inventories	1,280	1,215
Deferred tax assets, net	600	405
Prepaid expenses and other current assets	469	483

Total current assets	7,322	7,918

Property, plant and equipment, net	2,221	2,062

Goodwill	7,519	4,327
Other intangible assets, net	2,193	1,433
Long-term investments	2,322	3,203
Long-term deferred tax assets, net	103	204
Other assets	518	365

Total assets	$22,198	$19,512

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$1,154	$509
Accounts payable	383	282
Accrued compensation	789	767
Accrued income taxes	—	350
Other accrued expenses	1,209	655

Total current liabilities	3,535	2,563

Long-term debt	5,802	5,578
Long-term accrued compensation and retirement benefits	304	264
Long-term accrued income taxes	519	—
Other long-term liabilities	502	130

Total liabilities	10,662	8,535

Commitments and contingencies	—	—

Shareholders’ equity:
Preferred stock— par value $1.00	—	—
Common stock— par value $0.10	112	114
Retained earnings	11,710	10,925
Accumulated other comprehensive loss	(286)	(62)

Total shareholders’ equity	11,536	10,977

Total liabilities and shareholders’ equity	$22,198	$19,512

MEDTRONIC, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Fiscal Year
	2008	2007
	(in millions)
Operating Activities:
Net earnings	$2,231	$2,802
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	637	583
Special charges	78	98
IPR&D charges	390	—
Provision for doubtful accounts	31	31
Deferred income taxes	(49)	(236)
Stock-based compensation	217	185
Excess tax benefit from exercise of stock-based awards	(40)	(36)
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(461)	(326)
Inventories	30	(24)
Prepaid expenses and other assets	92	(45)
Accounts payable and accrued liabilities	61	17
Other operating assets and liabilities	272	(70)

Net cash provided by operating activities	3,489	2,979

Investing Activities:
Acquisitions, net of cash acquired	(4,221)	(8)
Purchase of intellectual property	(93)	(121)
Additions to property, plant and equipment	(513)	(573)
Purchases of marketable securities	(6,433)	(11,837)
Sales and maturities of marketable securities	8,557	10,894
Other investing activities, net	(87)	(56)

Net cash used in investing activities	(2,790)	(1,701)

Financing Activities:
Change in short-term borrowings, net	543	45
Payments on long-term debt	(12)	(1,880)
Issuance of long-term debt	300	—
Dividends to shareholders	(565)	(504)
Issuance of common stock	403	331
Excess tax benefit from exercise of stock-based awards	40	36
Repurchase of common stock	(1,544)	(1,039)

Net cash used in financing activities	(835)	(3,011)

Effect of exchange rate changes on cash and cash equivalents	(60)	(5)

Net change in cash and cash equivalents	(196)	(1,738)

Cash and cash equivalents at beginning of period	1,256	2,994

Cash and cash equivalents at end of period	$1,060	$1,256